EXHIBIT 99.2

WINDROSE MEDICAL PROPERTIES TRUST AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

      The unaudited pro forma condensed consolidated balance sheet as of September 30, 2003 is presented as if the acquisition of the five Acquisition Properties and this offering occurred on September 30, 2003. The unaudited pro forma condensed statements of operations for the nine months ended September 30, 2003 and the year ended December 31, 2002 are presented as if the Company’s initial public offering, this offering and the acquisition of all its properties (including the Initial Properties, subsequent acquisitions, and the Acquisition Properties) all occurred on January 1, 2002.

      The unaudited pro forma condensed consolidated financial statements of the Company should be read in conjunction with the Company’s consolidated historical financial statements including the notes thereto, included elsewhere in the prospectus. The unaudited pro forma condensed consolidated financial statements do not purport to represent the Company’s financial position as of September 30, 2003, or the results of operations for the nine months ended September 30, 2003 or for the year ended December 31, 2002 that would have actually occurred had the acquisitions and the offerings been completed on September 30, 2003 or January 1, 2002 or to project the Company’s financial position or results of operations as of any future date or for any future period.

WINDROSE MEDICAL PROPERTIES TRUST AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2003
(Unaudited)

		Proforma
	Historical	Adjustments		Pro Forma

	(In thousands, except per share amounts)
ASSETS
Net Real Estate Investments	$140,548	$70,260	(A)	$210,808
Cash and Cash Equivalents	1,368	48,670	(C)	1,368
		(27,875	)(A)
		(20,795	)(B)
Other Assets	6,598	—		6,598

Total Assets	$148,514	$70,260		$218,774

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES
Secured Debt	84,344	21,590	(B)	105,934
Accounts Payables and Other Liabilities	3,766	—		3,766

Total Liabilities	88,110	21,590		109,700
Minority Interest	3,716	314	(C)	4,030
SHAREHOLDERS’ EQUITY
Common Stock ($.01 par value)	57	40	(C)	97
Additional Paid In Capital	58,010	48,316	(C)	106,326
Distributions in Excess of Net Income	(1,379)	—		(1,379)

Total Shareholders’ Equity	56,688	48,356		105,044

Total Liabilities and Shareholders’ Equity	$148,514	$70,260		$218,774

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements

WINDROSE MEDICAL PROPERTIES TRUST AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
(Unaudited)

		Pro Forma		Acquisition	Pro Forma
		Adjustments		Properties	Adjustments
		Subsequent		Historical	Acquisition
	Historical	Acquisitions		(G)	Properties		Pro Forma

	(In thousands, except per share data)
RENTAL OPERATIONS:
Revenues
Rental Income	$9,374	$3,875	(F)	$6,309	$17	(M)	$19,575
Operating expenses:
Rental Operations	1,655	1,187	(F)	1,777	—		4,619
Depreciation and amortization	2,225	1,034	(H)	—	1,526	(H)	4,785

Total operating expenses	3,880	2,221		1,777	1,526		9,404

Income from rental operations	5,494	1,654		4,532	(1,509)		10,171

SERVICE OPERATIONS (HADC):
Total income (loss) from service operations	(614)	—		—	—		(614)

GENERAL AND ADMINISTRATIVE EXPENSES:
Corporate and rental operations	2,085	—		—	—		2,085

Operating income (loss)	2,795	1,654		4,532	(1,509)		7,472
OTHER INCOME (EXPENSE):
Interest income (expense), net	(2,087)	(1,365	)(I)	—	(1,497	)(J)	(4,949)
Gain (loss) on interest rate swap	35	—		—	—		35
Other Income (expense)	—	—		—	—		—

Total other income (expense)	(2,052)	(1,365)		—	(1,497)		(4,914)
Income (loss) before income taxes	743	289		4,532	(3,006)		2,558
Income tax benefit (expense)	109	—		—	—		109

Income (loss) before minority interest	852	289		4,532	(3,006)		2,667
Minority interest in income (loss) of common unit holders and other subsidiaries	(54)	(10	)(K)	—	(55	)(K)	(119)

Net income (loss) available for common shareholders	$798	$279		$4,532	$(3,061)		$2,548

Net income (loss) per common share:
Basic and diluted	$0.14						$0.26
Weighted average number of common shares outstanding	5,692						9,692
Weighted average number of common and dilutive potential common shares	6,053						10,053

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements

WINDROSE MEDICAL PROPERTIES TRUST AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002
(Unaudited)

Pro Forma	Pro Forma	Pro Forma
Adjustments	Adjustments	Acquisition	Adjustments
Initial	Subsequent	Properties	Acquisition
Historical	Properties	Acquisitions	Historical(G)	Properties	Pro Forma

(in thousands, except per share data)
RENTAL OPERATIONS:
Revenues
Rental Income	$2,274	$3,357	(E)	$10,244	(F)	$8,360	$22	(M)	$24,257
Operating expenses:
Rental Operations	163	297	(E)	3,159	(F)	2,461	—	6,080
Depreciation and amortization	481	735	(H)	2,676	(H)	—	2,040	(H)	5,932

Total operating expenses	644	1,032	5,835	2,461	2,040	12,012

Income from rental operations	1,630	2,325	4,409	5,899	(2,018)	12,245

SERVICE OPERATIONS (HADC):
Total income (loss) from service operations	(1,638)	—	—	—	—	(1,638)

GENERAL AND ADMINISTRATIVE EXPENSES:
Corporate and rental operations	851	—	—	—	—	851

Operating income (loss)	(859)	2,325	4,409	5,899	(2,018)	9,756
OTHER INCOME (EXPENSE):
Interest income (expense), net	(173)	(362	)(N)	(3,519	)(I)	—	(2,270	)(J)	(6,324)
Gain (loss) on interest rate swap	(232)	—	—	—	—	(232)
Other Income (expense)	(80)	—	—	—	—	(80)

Total other income (expense)	(485)	(362)	(3,519)	—	(2,270)	(6,636)
Income (loss) before income taxes	(1,344)	1,963	890	5,899	(4,288)	3,120
Income tax benefit (expense)	381	—	—	—	—	381

Income (loss) before minority interest	(963)	1,963	890	5,899	(4,288)	3,501
Minority interest in income (loss) of common unit holders and other subsidiaries	(9)	(70	)(K)	(32	)(K)	—	(58	)(K)	(169)

Net income (loss) available for common shareholders	$(972)	$1,893	$858	$5,899	$(4,346)	$3,332

Net income (loss) per common share:
Basic and diluted	$—	(L)	$.34
Weighted average number of common shares outstanding	5,692	9,692
Weighted average number of common and dilutive potential common shares	6,054	10,054

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements

WINDROSE MEDICAL PROPERTIES TRUST AND SUBSIDIARIES

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)
($ In Thousands, Except Per Share Amounts)

(A)	Represents the purchase price of the probable acquisitions of Methodist Medical Office Building, Coral Springs Surgical Center, Elm Street Professional Plaza, Trinity West Medical Plaza and Cooper Voorhees Medical Mall (all recorded at purchase price including estimated closing costs and other fair value adjustments):

Methodist Medical Office Building	$9,531
Coral Springs Surgical Center	7,759
Elm Street Professional Plaza	13,551
Trinity West Medical Plaza	7,422
Cooper Voorhees Medical Mall	31,997

Total Real Estate Investments (Including land of $5,252 And Acquired Lease Intangibles of $2,877)	$70,260

Cash paid to property owners	$27,875
Debt assumed at fair value (Methodist Medical Office Building)	5,623
Debt assumed at fair value (Elm Street Professional Plaza)	10,026
Debt assumed (variable-rate debt) (Cooper Voorhees Medical Mall)	23,250
Debt assumed at fair value (Coral Springs Surgical Center)	3,486

Total Real Estate Investments (Including land of $5,252 And Acquired Lease Intangibles of $2,877)	$70,260

(B)	Represents the assumption of debt related to the Acquisition Properties and the pay-down on the line of credit from proceeds from the offering as follows:

Debt assumed at fair value (Methodist Medical Office Building)	$5,623
Debt assumed at fair value (Elm Street Professional Plaza)	10,026
Debt assumed (variable-rate debt) (Cooper Voorhees Medical Mall)	23,250
Debt assumed at fair value (Coral Springs Surgical Center)	3,486
Pay-down line of credit	(20,795)

$21,590

WINDROSE MEDICAL PROPERTIES TRUST AND SUBSIDIARIES

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Unaudited)
($ In Thousands, Except Per Share Amounts)

(C)	Represents the sale of 4,000,000 common shares in the offering at an assumed price of $13.00 per share:

Proceeds from the offering	$52,000
Estimated costs associated with the offering	(3,330)

Net Proceeds	48,670

Par value of common shares to be issued with offering	$40
Additional paid-in capital from the net proceeds of the offering	48,316
Reallocation of minority interest (see note D)	314

$48,670

Use of Proceeds:
Purchase of properties	$27,875
Pay-down line of credit	20,795

$48,670

(D)	Represents the reallocation to minority interest based upon the offering and change in ownership percentage that Windrose Medical Properties Trust has in the Operating Partnership as a result of the offering.

(E)	Represents the historical property operations from January 1, 2002 to August 15, 2002 for the “Initial Properties” acquired with the proceeds of our Initial Public Offering on August 15, 2002.

(F)	Represents the historical revenues (adjusted for amortization of acquired lease intangibles related to above and below market leases) and certain operating expenses on properties acquired from MPA on May 16, 2003 and the Rush Copley acquisition on August 12, 2003. Historical revenues and certain operating expenses exclude amounts which would not be comparable to the proposed future operations of the properties such as interest expense and depreciation. The following table presents the historical financial information for MPA and Rush Copley for the periods indicated.

		Rental
	Rental	Operating
	Income	Expenses

For the year ended December 31, 2002:
MPA	$9,349	$2,955
Rush Copley (Unaudited)	895	204

Totals	$10,244	$3,159

For the nine months ended September 30, 2003 (Unaudited):
MPA (January 1, 2003 to May 15, 2003)	$3,327	$1,061
Rush Copley (January 1, 2003 to August 11, 2003)	548	126

Totals	$3,875	$1,187

(G)	Represents the historical revenues and certain operating expenses on the five Acquisition Properties to be acquired with a portion of the proceeds from the offering.

WINDROSE MEDICAL PROPERTIES TRUST AND SUBSIDIARIES

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Unaudited)
($ In Thousands, Except Per Share Amounts)

(H)	Reflects pro forma depreciation and amortization based on the depreciable basis of the Company’s acquisition cost, assuming asset lives of 40 years for the buildings and the life of the lease for the acquired lease intangibles which range from 1 month to 224 months.

(I)	Interest expense has been adjusted to reflect additional interest expense related to the assumption of debt of $38,000 (face value) and borrowing on the line of credit of $25,000 related to the MPA and Rush Copley acquisitions. A fair value adjustment of $4,264 was recorded as the interest rate on the debt assumed was above current market rates at the acquisition dates. The fixed rate mortgage debt assumed bears interest at fixed rates ranging from 7.50% to 8.88%. The line of credit bears interest at LIBOR plus 2.0% to 2.5% depending on the Company’s leverage ratio. The adjustment to interest expense for the nine months ended September 30, 2003 consists of the period January 1, 2003 to May 15, 2003 for MPA and January 1, 2003 to August 11, 2003 for Rush Copley.

(J)	Interest expense has been adjusted to reflect additional interest expense related to the assumption of debt of $41,817 (face value) related to the Acquisition Properties. A fair value adjustment of $568 was recorded as the interest rate on the debt assumed was above current market rates at the date of acquisitions. The various pieces of debt assumed bear interest at fixed rates ranging from 6.74% to 7.70% and at variable rates of 30 day LIBOR plus 200 to 305 basis points (depending on debt service coverage ratio). In addition, interest expense has been reduced from the assumed pay-down of the line of credit.

(K)	Reflects the additional minority interest expense resulting from the increased operating income based on the minority ownership of the operating partnership of 3.58%.

(L)	Net income per common share is not applicable on a historical basis for the year ended December 31, 2002 as the Company’s initial public offering was not completed until August 15, 2002. Net income per common share on a basic and diluted basis for the period August 16, 2002 through December 31, 2002 was $.01 as reported in the Company’s annual report on From 10-K for the year ended December 31, 2002.

(M)	Adjustment to rental income to reflect the amortization of acquired lease intangibles related to above and below market leases on the five Acquisition Properties to be acquired with a portion of the proceeds of the offering which are amortized to rental income over the life of the leases.

(N)	Interest expense has been adjusted to reflect the additional interest expense for the debt assumed from Partell Medical Center and Park Medical Center (Initial Properties) of $8,900 (face value). A fair value adjustment of $782 was recorded as the interest rate on the debt assumed was above current market rates at the date of acquisitions. Interest rates are 7.62% and 7.97%, respectively.